Exhibit 10.1

Execution Version

SUPPORT AGREEMENT

SUPPORT AGREEMENT, dated as of April 12, 2022 (this “Agreement”), among GlaxoSmithKline plc, a public limited company organized under the laws of England and Wales (“Parent”), Orikum Acquisition Inc., a Delaware corporation and an indirect wholly owned Subsidiary of Parent (“Acquisition Sub”), Sierra Oncology, Inc. (the “Company”) and the stockholders set forth on Schedule A hereto (the “Stockholders”). Parent, Acquisition Sub, the Company and the Stockholders are each sometimes referred to herein as a “Party” and collectively, as the “Parties.”

WHEREAS, as of the date hereof, each Stockholder is the record and/or beneficial owner of the number of shares of Company Common Stock (the “Shares”) (such record and/or beneficial ownership, to “Own”, be the “Owner” of or be “Owned” by), if any, in each case set forth on Schedule A opposite such Stockholder’s name (all such Shares set forth or required to be set forth on Schedule A opposite such Stockholder’s name, together with any Shares that are hereafter issued to or otherwise acquired by such Stockholder prior to the valid termination of this Agreement in accordance with Section 6.1, including for the avoidance of doubt any Shares as to which such Stockholder acquires beneficial ownership after the date hereof and prior to the Effective Time, including any Shares acquired by purchase, stock dividend, distribution, stock split, split-up, merger, consolidation, reorganization, recapitalization, combination or similar transaction or issued upon the exercise of any options, warrants, the conversion of any convertible securities, pursuant to the settlement of any restricted stock, or otherwise, being referred to herein as the “Subject Shares”);

WHEREAS, concurrently with the execution hereof, Parent, Acquisition Sub and the Company, are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, but only if amended in accordance with the terms thereof and hereof, as applicable, the “Merger Agreement”), which provides, among other things, for the Merger of Acquisition Sub with and into the Company, in each case, on the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition and inducement to Parent’s and Acquisition Sub’s willingness to enter into the Merger Agreement, the Stockholders, with respect to the Subject Securities (as defined below), has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Acquisition Sub, the Company and the Stockholders hereby agree as follows:

ARTICLE I

AGREEMENT TO VOTE

Section 1.1 Agreement to Vote. Subject to the terms of this Agreement, each Stockholder hereby agrees that, during the time this Agreement is in effect, unless and until this Agreement has been validly terminated in accordance with Section 6.1, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, each Stockholder shall (a) appear at each such meeting or otherwise cause such Stockholder’s Subject Shares with respect to which such Stockholder controls the right to vote to be counted as present thereat for purposes of calculating a quorum; and (b) in each case to the fullest extent that each Stockholder’s Subject Shares are entitled to vote thereon, to vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares: (i) in favor of the adoption of the Merger Agreement and the approval of the Merger; (ii) in favor of any adjournment, recess, delay or postponement recommended by the Company (and not publicly opposed by Parent) with respect to any stockholder meeting with respect to the Merger Agreement; (iii) against the adoption or approval of any Acquisition Proposal; and (iv) against any other proposed action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to prevent, materially impair or materially delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement, including any merger, consolidation or other business combination involving the Company (other than the Merger).

Section 1.2 Other Matters. Each Stockholder shall retain at all times the right to vote such Stockholder’s Subject Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in Section 1.1 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants to Parent, Acquisition Sub and the Company, that:

Section 2.1. Authorization; Binding Agreement. Such Stockholder has the requisite legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. The execution and delivery of this Agreement has been duly and validly executed and delivered by such Stockholder and, assuming due authorization, execution, and delivery hereof by each of Parent, Acquisition Sub and the Company, constitutes a legal, valid, and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar applicable laws affecting creditors’ rights generally and to general principles of equity. If such Stockholder is married and the Subject Securities hereto constitute community property under applicable law, this Agreement (or a spousal consent regarding this Agreement) has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Stockholder’s spouse.

Section 2.2. Non-Contravention. Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will (a) if such Stockholder is an entity, violate, contravene, or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of such Stockholder, (b) require any Consent, authorization, Permit of, action by, or filing with or notification to, any Governmental Authority on the part of such Stockholder, except for compliance with applicable securities laws, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in any breach or violation of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give rise to any right of termination, cancellation, amendment, or acceleration under any of the terms, conditions or provisions of, any Contract to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Lien on such Stockholder’s Subject Shares (other than one created by Parent or Acquisition Sub), or (e) violate any Law or order applicable to such Stockholder or by which any of its assets are bound, except as would not, in the case of each of clauses (c), (d) and (e), reasonably be expected to, individually or in the aggregate, prevent or materially impair such Stockholder’s ability to timely perform its obligations under this Agreement.

Section 2.3. Ownership of Subject Shares; Total Shares. As of the date hereof, such Stockholder is, and (except with respect to any Subject Shares Transferred in accordance with Section 5.1) at all times during the term of this Agreement will be, the Owner of all of such Stockholder’s Subject Shares and has good and marketable title to all such Subject Shares free and clear of any Liens, except for any such Liens that may be imposed pursuant to (a) this Agreement and (b) any applicable restrictions on transfer under the Securities Act or any state securities law (collectively, “Permitted Stockholder Liens”). Except to the extent of any Subject Shares acquired after the date hereof (which shall become Subject Shares upon that acquisition), the Subject Shares (as set forth on Schedule A opposite such Stockholder’s name) and the Company Options and the Company Warrants, in each case as set forth on Schedule A opposite such Stockholder’s name (all such Company Options and Company Warrants set forth on Schedule A opposite such Stockholder’s name, together with such Stockholder’s Subject Shares and any Company Options, Company Warrants or other securities of the Company that are hereafter issued to or otherwise acquired by such Stockholder prior to the valid termination of this Agreement in accordance with Section 6.1, the “Subject Securities”) are the only equity interests in the Company Owned by such Stockholder as of the date hereof. As of the date hereof, other than the Subject Securities, neither such Stockholder nor any of its Affiliates Owns any Shares, Company Options, Company Warrants or any other interests in options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no interest in or voting rights with respect to any securities of the Company.

Section 2.4. Voting Power. Such Stockholder has full voting power (or the power to effect the full voting power), full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of such Stockholder’s Subject Shares. None of such Stockholder’s Subject Securities are subject to any stockholders’ agreement, proxy, voting trust, or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

Section 2.5. Reliance and Merger Agreement. Such Stockholder understands and acknowledges that Parent and Acquisition Sub are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery, and performance of this Agreement. Such Stockholder has reviewed and understands the terms of this Agreement and the Merger Agreement, and has had the opportunity to consult with its counsel in connection with this Agreement.

Section 2.6. Information. None of the information relating to such Stockholder provided by or on behalf of such Stockholder in writing expressly for inclusion in the Proxy Statement, the Other Required Company Filings or the Other Required Parent Filings, will, at the respective times such documents are filed with the SEC or are first delivered to Stockholders of the Company or at the time of the Company Stockholder Meeting, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 2.7. Absence of Litigation. As of the date hereof, there are no Legal Proceedings pending against, or, to the actual knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s properties or assets (including any Subject Securities) before or by any Governmental Authority that would reasonably be expected to, individually or in the aggregate, prevent or materially impair such Stockholder’s ability to timely perform its obligations under this Agreement.

Section 2.8. Brokers. No broker, finder, financial advisor, investment banker, or other Person is entitled to any brokerage, finder’s, financial advisor’s, or other similar fee or commission from the Company in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder in its capacity as such.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND ACQUISITION SUB

Parent and Acquisition Sub represent and warrant to the Stockholders and the Company that:

Section 3.1. Organization and Qualification. Each of Parent and Acquisition Sub is duly organized and validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated.

Section 3.2. Authority for this Agreement. Each of Parent and Acquisition Sub has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of Parent and Acquisition Sub have been duly and validly authorized by all necessary corporate action of each of Parent and Acquisition Sub, and no other corporate proceedings on the part of Parent or Acquisition Sub are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by each of Parent and Acquisition Sub and, assuming due authorization, execution, and delivery hereof by the Stockholders and the Company, constitutes a legal, valid, and binding obligation of each of Parent and Acquisition Sub, enforceable against each of Parent and Acquisition Sub in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar applicable laws affecting creditors’ rights generally and to general principles of equity.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Stockholders, Parent and Acquisition Sub that:

Section 4.1. Organization and Qualification. The Company is duly organized and validly existing and in good standing under the Laws of Delaware.

Section 4.2. Authority for this Agreement. The Company has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company has been duly and validly authorized by all necessary corporate action of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming due authorization, execution, and delivery hereof by the Stockholders, Parent and Acquisition Sub, constitutes a legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar applicable laws affecting creditors’ rights generally and to general principles of equity.

ARTICLE V

ADDITIONAL COVENANTS OF THE STOCKHOLDER

Each Stockholder hereby covenants and agrees that until the valid termination of this Agreement in accordance with Section 6.1:

Section 5.1. No Transfer; No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement, from and after the date hereof and until this Agreement is validly terminated in accordance with Section 6.1, each Stockholder shall not, directly or indirectly, (a) create or permit to exist any Liens, other than Permitted Stockholder Liens, on any of such Stockholder’s Subject Shares; (b) transfer, sell (including short sell), assign, gift, hedge, pledge, grant a participation interest in, hypothecate or otherwise dispose of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Stockholder’s Subject Securities, or any right or interest therein (or consent to any of the foregoing); (c) enter into any Contract with respect to any Transfer of such Stockholder’s Subject Securities or any interest therein; or (d) grant or permit the grant of any proxy, power of attorney, or other authorization or consent in or with respect to any of the Subject Shares inconsistent with such Stockholder’s obligations under this Agreement, (e) deposit or permit the deposit of any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Shares or (f) take any other action that would in any way be reasonably expected to prevent or materially impair such Stockholder’s ability to timely perform its obligations under this Agreement. Any action taken in violation of the foregoing sentence shall be null and void ab initio. Each Stockholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Securities on the books of the Company in violation of this Agreement. If any involuntary Transfer of any of the Subject Securities in the Company occurs (including, but not limited to, a sale by the Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, includes any and all transferees and subsequent transferees of the initial transferee) will take and hold such Subject Securities subject to all of the restrictions, liabilities, and rights under this Agreement, which will continue in full force and effect until valid termination of this Agreement in accordance with Section 6.1. Each Stockholder agrees that it shall not, and shall cause each of its Affiliates not to, become a member of a “group” (as defined under Section 13(d) of the Exchange Act) for the purpose of taking any actions inconsistent with such Stockholder’s obligations under this Agreement. Notwithstanding the foregoing, each Stockholder may make Transfers of its Subject Securities (1) with Parent’s and the Company’s prior written consent; (2) to any Person if and to the extent required by any nonconsensual order of a Governmental Authority; (3) pursuant to a Rule 10b5-1 trading plan in effect prior to the date of this Agreement; (4) pursuant to the exercise of any Company Options or Company Warrants in order to pay the exercise price of such Company Options or Company Warrants or satisfy taxes applicable thereto, in each case in accordance with their applicable terms, provided that the underlying Subject Shares not so Transferred shall continue to be subject to the restrictions on Transfers set forth in this Agreement; (5) to any Affiliate of such Stockholder; (6) if such Stockholder is an entity, to any equityholder, partner or member of such Stockholder or, if such Stockholder is a trust, the beneficiary or beneficiaries authorized or entitled to receive distributions from such trust; (7) if such Stockholder is a natural person, by operation of Law or by will, intestacy or other similar applicable Law upon such Stockholder’s death; or (8) if such Stockholder is a natural person, solely for estate or tax planning purposes, for charitable purposes or as charitable gifts or donations to (A) a spouse, lineal descendant or antecedent, brother or sister, adopted child or grandchild or the spouse of any child, adopted child, grandchild or adopted grandchild of such Stockholder, (B) any trust, the trustees of which include only the Persons named in clause (A) and the beneficiaries of which include only the Persons named in clause (A), (C) any corporation, limited liability company or partnership, the stockholders, members or general or limited partners of which include only the Persons named in clauses (A), (B) or (C); provided, however, that in any such case, as a condition to the effectiveness of such Transfer described in the foregoing clauses (5), (6), (7) or (8), each Person to which any of such Shares are Transferred has executed and delivered to Parent and Acquisition Sub a counterpart to this Agreement pursuant to which such Person is bound by all of the terms and provisions of this Agreement applicable to such Stockholder.

Section 5.2. No Exercise of Appraisal Rights. Each Stockholder (a) knowingly, intentionally, voluntarily, unconditionally, and irrevocably forever waives and agrees not to exercise any appraisal rights or dissenters’ rights (“Appraisal Rights”) in respect of the Subject Shares that may arise in connection with the Merger; (b) knowingly, voluntarily, intentionally, unconditionally, and irrevocably forever waives the right to receive notice, in accordance with Section 262 of the DGCL, of any right to seek Appraisal Rights for the Subject Shares in connection with the Merger; and (c) covenants and agrees not to commence, prosecute, assign, transfer, or cause to be commenced any Legal Proceeding to seek (or file any petition related to) any such Appraisal Rights in respect of the Subject Shares in connection with the Merger.

Section 5.3. Documentation and Information. Each Stockholder consents to and hereby authorizes Parent, Acquisition Sub and the Company to publish and disclose in all documents and schedules filed with the SEC or other public disclosure in connection with the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Securities, the existence of this Agreement, and the nature of such Stockholder’s commitments and obligations under this Agreement and any other information regarding such Stockholder, in each case as Parent or the Company reasonably determines is required to be disclosed by Law, and such Stockholder acknowledges that Parent, Acquisition Sub and the Company may file and publicly disclose this Agreement or a form hereof with the SEC or any other applicable Governmental Authority. Each Stockholder agrees to promptly provide Parent or the Company with any information it may reasonably require for the preparation of any such disclosure documents to the extent required to be disclosed by Law as reasonably determined by Parent or the Company, and such Stockholder agrees to promptly notify Parent and the Company if it becomes aware of any required corrections with respect to any information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

Section 5.4. Adjustments. In the event of any stock split, reverse stock split, stock distribution or dividend (including any dividend or other distribution of securities convertible into Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other similar change with respect to the Subject Securities, the terms of this Agreement will be equitably adjusted, including to apply to any resulting securities.

ARTICLE VI

MISCELLANEOUS

Section 6.1. Termination. This Agreement will terminate automatically, without any notice or other action by any Person, upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms; (b) the Effective Time; (c) the effectiveness of any amendment, modification or supplement to the Merger Agreement that decreases the Per Share Price (other than any such decrease in accordance with Section 2.7(b) of the Merger Agreement) or changes the form of the consideration to be received by the holders of Company Common Stock in the Merger or (d) as to any Stockholder, the mutual agreement of the Parent, the Company and such Stockholder. Upon the valid termination of this Agreement in accordance with this Section 6.1, no Party will have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 6.1 shall relieve any Party from liability for Fraud or any Willful Breach of this Agreement prior to termination hereof, (y) the provisions of this ARTICLE VI will survive any termination of this Agreement, and (z) Section 5.2 will survive indefinitely and not be terminated in the event of a termination of this Agreement pursuant to clause (b) of this Section 6.1.

Section 6.2. Expenses. Each Party shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

Section 6.3. Amendment. Subject to applicable Law and the other provisions of this Agreement, this Agreement may be amended by the Parties at any time prior to the Effective Time by execution of an instrument in writing signed on behalf of each of the Parties.

Section 6.4. Waiver. At any time and from time to time prior to the Effective Time, any Party may, to the extent legally allowed and except as otherwise set forth in this Agreement, (a) extend the time for the performance of any of the obligations or other acts of the other Parties, as applicable; (b) waive any inaccuracies in the representations and warranties made to such Party in this Agreement; and (c) subject to the requirements of applicable Law, waive compliance with any of the agreements or conditions for the benefit of such Party contained in this Agreement. Any agreement by a Party to any such extension or waiver will be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement will not constitute a waiver of such right.

Section 6.5. Notices. All notices and other communications under this Agreement must be in writing and will be deemed to have been duly delivered and received using one or a combination of the following methods: (a) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid; (b) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service; (c) immediately upon delivery by hand or by fax; or (d) on the date sent by email (except that notice given by email will not be effective unless either (i) a duplicate copy of such email notice is promptly given by one of the other methods described in this Section 6.5 or (ii) the receiving Party delivers a written confirmation of receipt of such notice either by email or any other method described in this Section 6.5 (excluding “out of office” or other automated replies)). In the case of Parent, Acquisition Sub and the Company, the intended recipient of such notice is set forth in Section 9.2 of the Merger Agreement and, in the case of the Stockholders, the intended recipient of such notice is set forth on the signature page to this Agreement.

Section 6.6. Definitions. All terms used but not otherwise defined in this Agreement have the respective meanings ascribed to such terms in the Merger Agreement, provided, that for purposes of this Agreement, none of the Company or any of its Subsidiaries shall be deemed to be an Affiliate of any of the Stockholders, and none of the Stockholders shall be deemed to be an Affiliate of the Company or any of its Subsidiaries. References to “beneficial” ownership or shall be interpreted in accordance with Rule 13d-3 of the Exchange Act. Section 1.3 of the Merger Agreement shall be incorporated into this Agreement by reference, mutatis mutandis.

Section 6.7. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 6.8. Assignability. No Party may assign either this Agreement or any of its rights, interests, or obligations under this Agreement without the prior written approval of the other Parties; provided that this Agreement may be assigned in connection with a Transfer of Subject Securities pursuant to the requirements of Section 5.1.

Section 6.9. Entire Agreement; Counterparts. This Agreement (together with Schedule A and the other documents, certificates, and instruments referred to herein) and the Merger Agreement constitute the entire agreement among the applicable Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter of this Agreement. This Agreement and any amendments to this Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or through an electronic signature service (any such delivery, an “Electronic Delivery”), will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version delivered in person. No Party may raise the use of Electronic Delivery to deliver a signature, or the fact that any signature, agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense.

Section 6.10. Governing Law. This Agreement is governed by and construed in accordance with the Laws of the State of Delaware.

Section 6.11. Applicable Legal Requirements; Jurisdiction; Specific Performance; Remedies.

(a) Each of the Parties (i) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts) in any Legal Proceeding relating to this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 6.5, or in such other manner as may be permitted by applicable Law, but nothing in this Section 6.11 will affect the right of any Party to serve legal process in any other manner permitted by applicable Law; (ii) irrevocably and unconditionally consents and submits itself and its properties and assets in any Legal Proceeding to the exclusive general jurisdiction of the Chosen Courts in the event that any dispute or controversy arises out of this Agreement; (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any Chosen Court; (iv) agrees that any Legal Proceeding arising in connection with this Agreement will be brought, tried and determined only in the Chosen Courts; (v) waives any objection that it may now or hereafter have to the venue of any such Legal Proceeding in the Chosen Courts or that such Legal Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (vi) agrees that it will not bring any Legal Proceeding relating to this Agreement in any court other than the Chosen Courts. Each of the Parties agrees that a final judgment in any Legal Proceeding in the Chosen Courts will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(b) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that the Parties will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms of this Agreement.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) IT MAKES THIS WAIVER VOLUNTARILY; AND (d) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.11.

Section 6.12. Further Assurances. Each Stockholder shall execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws, to perform its obligations under this Agreement.

Section 6.13. Capacity as Stockholder. Each Stockholder is entering into this Agreement solely in such Stockholder’s capacity as an Owner of Shares, Company Options and/or Company Warrants, and not, if applicable, in such Stockholder’s capacity as director, officer, or employee of the Company, as applicable. Notwithstanding anything to the contrary in this Agreement, nothing herein will in any way prevent, limit or otherwise restrict a director or officer of the Company or any of its Subsidiaries (including any designee or Representative of any Stockholder or any Affiliate of any Stockholder serving director or officer of the Company or any of its Subsidiaries) in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

Section 6.14. No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties unless and until (a) the Company Board has approved, for purposes of Section 203 of the DGCL and any other similar applicable “anti-takeover” Law and any applicable provision of the Charter or the Bylaws, the Merger Agreement, this Agreement and the transactions contemplated by the

Merger Agreement and this Agreement; (b) the Merger Agreement is executed by all parties thereto; and (c) this Agreement is executed by all parties hereto. Nothing contained in this Agreement shall be deemed to vest in Parent, Acquisition Sub, the Company or any of their respective Affiliates any direct or indirect ownership or incidence of ownership of or with respect to the Subject Securities. All rights, ownership and economic benefits of and relating to the Subject Securities shall remain vested in and belong to the Stockholders, as applicable, and neither Parent nor any of its Affiliates shall have any authority to manage, direct, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct any stockholder in the disposition or voting of any of the Subject Securities, except as otherwise specifically provided in this Agreement.

Section 6.15. No Recourse. No Stockholder nor any of its Representatives shall be liable for claims, losses, damages, expenses and other liabilities or obligations resulting from or related to breaches of the Merger Agreement, other than in the case of Fraud. In no event shall any Stockholder have any liability under this Agreement with respect to the representations, warranties, liabilities, covenants or obligations under this Agreement (or under any other agreement substantially in the form of this Agreement) of any other Stockholder or any other stockholder of the Company.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of Parent, Acquisition Sub, the Company and the Stockholder has caused this Agreement to be executed as of the date first written above.

GLAXOSMITHKLINE PLC

By:
Name:
Title:

ORIKUM ACQUISITION INC.

By:
Name:
Title:

Signature Page to Support Agreement

IN WITNESS WHEREOF, each of Parent, Acquisition Sub, the Company and the Stockholder has caused this Agreement to be executed as of the date first written above.

SIERRA ONCOLOGY, INC.

By:
Name:
Title:

Signature Page to Support Agreement

IN WITNESS WHEREOF, each of Parent, Acquisition Sub, the Company and the Stockholder has caused this Agreement to be executed as of the date first written above.

By:
Name:
Title:
Address:

Signature Page to Support Agreement

SCHEDULE A

Stockholder	Company Common Stock	Company Options	Company Warrants
[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]
[•]	[•]	[•]	[•]

Schedule A – 1